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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  NOVEMBER 20, 1997
                                                 -------------------------



                            NEWPARK RESOURCES, INC.
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                      1-2960                   72-1123385
  --------------------------    -------------------      --------------------
(State or other jurisdiction    (Commission File         (IRS Employer
 of incorporation)               Number)                  Identification No.)



     3850 NORTH CAUSEWAY, SUITE 1770
           METAIRIE, LOUISIANA                                  70002
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (504) 838-8222
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ITEM 5.         OTHER EVENTS.

                On November 20, 1997, Newpark Resources, Inc., a Delaware corporation ("Newpark"), announced that it intends to make a private offering of $125 million of Senior Subordinated Notes due 2007 to qualified institutional buyers and non-U.S. persons. A copy of the press release issued by Newpark is attached as Exhibit 20 to this Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        20.     Press Release, dated November 20, 1997.



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                            NEWPARK RESOURCES, INC.


Dated:  November 25, 1997                   By: /s/ Eric Wingerter
                                               ------------------------------
                                               Eric Wingerter, Vice President
                                               of Corporate Development

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